                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

         Filed by the Registrant    X

         Filed by a Party other than the Registrant

         Check the appropriate box:

         X        Preliminary Proxy Statement  Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14A-6(e)(2))

                  Definitive Proxy Statement

                  Definitive Additional Materials

                  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PENN OCTANE CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


         X        No fee required

                  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                  Fee paid previously with preliminary materials:

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement no.:

         (3)      Filing Party:

         (4)      Date Filed:

                      [PENN OCTANE CORPORATION LETTERHEAD]


                                             April __, 1997


To Our Stockholders:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Penn Octane Corporation (the "Company") to be held at our offices at 900 Veterans Boulevard, Redwood City, California 94063, at 9:00 a.m. on May 12, 1997.

         The matters to be acted upon at the meeting include (i) the election of the Board of Directors, (ii) the amendment of the Company's Restated Certificate of Incorporation to authorize an aggregate of 5,000,000 shares of a new class of senior preferred stock, (iii) the amendment of the Company's By-Laws to allow the Board of Directors to amend the By-Laws and take certain other action without first obtaining the consent of a majority of stockholders, and to make certain other changes, and (iv) the ratification of Burton McCumber & Prichard, L.L.P. as the Company's auditors for the fiscal year ending July 31, 1997, all as described in detail in the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card that are enclosed with this letter.

         It is important that you use this opportunity to participate in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE PRIOR TO THE MEETING. Returning the proxy card will not deprive you of your right to attend the meeting and to vote your shares in person.

         We look forward to seeing you at the meeting.

                                             Sincerely,

                                             Jerome B. Richter
                                             Chairman of the Board of Directors

                               [Penn Octane Logo]

                            PENN OCTANE CORPORATION
                       900 VETERANS BOULEVARD, SUITE 510
                         REDWOOD CITY, CALIFORNIA 94063

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Penn Octane Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Penn Octane Corporation (the "Company") will be held at the Company's offices at 900 Veterans Boulevard, Redwood City, California 94063, on May 12, 1997, at 9:00 a.m. for the following purposes:

         1. To elect seven directors to the Board of Directors of the Company.

         2. To approve an amendment to the Company's Restated Certificate of Incorporation to authorize 5,000,000 shares of a new class of senior preferred stock of the Company.

         3. To approve an amendment to the Company's By-Laws to allow the Board of Directors to amend the By-Laws and to take certain other action without first obtaining the consent of a majority of stockholders, and to make certain other changes.

         4. To ratify the appointment of Burton McCumber & Prichard, L.L.P. as the independent auditors for the Company for the fiscal year ending July 31, 1997.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 18, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Directors

Redwood City, California                     Jorge R. Bracamontes
April __, 1997                               Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON.

                            PENN OCTANE CORPORATION
                       900 VETERANS BOULEVARD, SUITE 510
                         REDWOOD CITY, CALIFORNIA 94063

                                ----------------

                                PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1997

                                ----------------

         This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April __, 1997.

             INFORMATION REGARDING VOTING, PROXIES AND THE MEETING

DATE, TIME AND PLACE OF MEETING

         The accompanying proxy is solicited on behalf of the Board of Directors of Penn Octane Corporation, a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held at the Company's offices at 900 Veterans Boulevard, Suite 510, Redwood City, California 94063, on May 12, 1997, at 9:00 a.m. (the "Meeting").

RECORD DATE; OUTSTANDING SHARES; QUORUM

         Only holders of record of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on April 18, 1997 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had approximately 5,369,286 shares of Common Stock outstanding and entitled to vote, held by approximately 264 stockholders of record. A majority of the shares of the issued and outstanding Common Stock entitled to vote at such Meeting, present in person or by proxy at the Meeting, will constitute a quorum for the transaction of business. Proxies marked to abstain from voting on a proposal or to withhold authority to vote on a matter and broker non-votes (as defined below) will be included in determining the presence of a quorum.

VOTING RIGHTS; VOTING OF PROXIES

         Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Cumulative voting for directors is not permitted.

         In the event that a broker, bank, custodian, nominee or other record holder of the Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a

"broker non-vote"), such shares will not be counted as shares entitled to vote with respect to that matter, although they will be counted toward the establishment of a quorum.

         With regard to Proposal No. 1 below, directors will be elected by a plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. With regard to Proposals No. 2 and No. 3 below, the affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock on the Record Date is required for approval. Abstentions and broker non-votes will not be counted with respect to Proposals No. 1 and No. 4. below, but will have the effect of voting "against" Proposals No. 2 and No. 3. Proxies giving no instructions will be counted as votes "for" such proposals. With regard to Proposal No. 4 below, such proposal must be approved by a majority of the shares of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal. Neither an abstention from voting on Proposal No. 4 by a Stockholder present in person or represented by proxy at the Meeting nor a broker non-vote will be counted as a vote "for" or "against" such proposal.

SOLICITATION AND VOTING OF PROXIES

         The proxy card accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying postage prepaid envelope or otherwise mail or deliver it to the Company. All proxy cards that are properly executed and returned, and that are not revoked prior to their use, will be voted at the Meeting in accordance with the instructions indicated therein or, if no direction is indicated, in favor of the election to the Company's Board of Directors of each of the nominees listed in Proposal No. 1 below and in favor of Proposals No. 2, No. 3 and No. 4. To the best knowledge of the Company's Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxy cards in the form enclosed will be voted in respect of the election of directors and each other proposal in accordance with the judgment of the persons holding such proxies.

         The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company, its officers and employees and/or its agents may also solicit proxies by mail, telephone, telegraph, telecopy or in person. The Company will request that the brokers, custodians, nominees and other record holders forward copies of the Proxy Statement, proxy card and any other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise thereof. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses incurred in forwarding such proxies.


REVOCATION OF PROXIES

         Any person signing a proxy card in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote. A Company stockholder who has given a proxy may revoke it at any time before it is exercised at the Meeting by (i) delivering to the Secretary of the Company (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked; (ii) signing and delivering a subsequent proxy relating to the same shares of Common Stock and bearing a later date prior to the vote at the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, by itself, revoke a proxy). Please note, however, that if a stockholder's shares of Common Stock are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a valid proxy from the broker, bank or other nominee authorizing the stockholder to vote on behalf of the record holder.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Board of Directors of the Company is presently composed of seven members, with each director serving until the next annual meeting of stockholders and until their successor is duly elected and qualified or until such director's earlier resignation or removal.

         At the Meeting, the following seven persons will be nominated for election to the Board of Directors: Jerome B. Richter, Ian T. Bothwell, Jorge
R. Bracamontes, John P. Holmes, Kenneth G. Oberman, Stewart J. Paperin and John
H. Robinson. All of such nominees are currently directors of the Company. Shares represented by the accompanying proxy will be voted for the election of each of these nominees unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote in the election of directors.

DIRECTORS/NOMINEES

         The names of the Company's directors, including the nominees, and certain information about them are set forth below:

                                                                       Director
Name of Director        Age          Principal Occupation               Since

----------------        ---          --------------------               -----

Jerome B. Richter       61   Chairman of the Board, President           1992
                             and Chief Executive Officer of the
                             Company

Ian T. Bothwell         37   Vice President, Treasurer, Assistant       1997
                             Secretary and Chief Financial
                             Officer of the Company

Jorge R. Bracamontes    32   Executive Vice President and               1996
                             Secretary of the Company

John P. Holmes          58   President and Chief Executive              1996
                             Officer of John P. Holmes and Co.,
                             a private investment company

                                                                       Director
Name of Director        Age          Principal Occupation               Since
----------------        ---          --------------------               -----

Kenneth G. Oberman      34   Senior Director of Fujitsu Computer        1992
                             Products of America, Mobile/
                             Desktop Business Unit, a computer
                             peripherals company

Stewart J. Paperin      48   Managing Director of Lionrock              1996
                             Partners Ltd., a management
                             consulting and investment firm,
                             and Managing Director of Capital
                             Resources East, a management
                             consulting firm.

John H. Robinson        73   Vice Chairman of Commonwealth              1996
                             Associates, an investment banking
                             firm

         Each of the nominees, if elected, will serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

         JEROME B. RICHTER founded the Company and served as its Chairman of the Board and Chief Executive Officer from the date of its organization in August 1992 to December 1994, when he surrendered his title as CEO and Chairman of the Board and became Secretary and Treasurer of the Company, positions he held until his resignation on August 1, 1996. Effective October 29, 1996, Mr. Richter was elected Chairman of the Board, President and Chief Executive Officer of the Company.


         IAN T. BOTHWELL was elected as Vice President, Treasurer, Assistant Secretary and Chief Financial Officer of the Company on October 29, 1996. Since July 1993, Mr. Bothwell has been a principal of Bothwell & Asociados, S.A. de C.V., a Mexican management consulting and financial advisory company that was founded by Mr. Bothwell in 1993 and specializes in financing Mexican infrastructure projects. During the period February 1992 through November 1993, Mr. Bothwell was a senior manager with Ruiz, Urquiza y Cia., S.C., the Mexican affiliate of Arthur Andersen L.L.P., an accounting firm. From 1987 through 1992, Mr. Bothwell was Controller and Director of Financial Analysis for Brooke Management Inc., a management company which is an affiliate of Brooke Group Ltd., a financial services and investment company.

         JORGE R. BRACAMONTES was elected as a director of the Company in February 1996. Effective October 29, 1996, he was elected Executive Vice President and Secretary of the Company. Mr. Bracamontes also serves as President and Chief Executive Officer of Penn Octane S.A. de C.V., a Mexican company and affiliate of the Company. Prior to joining the Company, Mr. Bracamontes was General Counsel for Environmental Matters at Petreoleos

Mexicanos, the Mexican national oil company ("PEMEX") for the period from May 1994 to March 1996. During the period from November 1992 to May 1994, Mr. Bracamontes was legal representative for PEMEX in New York. From May 1990 through November 1992, Mr. Bracamontes served as in-house counsel for PEMEX in Houston.

         JOHN P. HOLMES was elected as a director of the Company in February 1996. Since 1991, Mr. Holmes has served as President and Chief Executive Officer of John P. Holmes and Co., a private investment company. Mr. Holmes is also a member of the Board of Directors of Village Green Books.

         KENNETH G. OBERMAN has been a director of the Company since its organization in August 1992. Since 1996, Mr. Oberman has been Senior Director of Fujitsu Computer Products of America, a San Jose, California-based computer peripherals company. From 1994 through 1995, Mr. Oberman held the position of business unit manager for Conner Peripherals, a computer peripherals company, in San Jose, California. During the period from 1992 through 1994, Mr. Oberman served as Vice President of International Economic Development Corporation in Moscow, Russia, a consulting company to the Ministry of Sports involved in the sale of sporting goods and sports apparel. From 1989 through 1992, Mr. Oberman was employed by Conner Peripherals, where he was a sales and world accounts manager.

         STEWART J. PAPERIN was elected as a director of the Company in February 1996. Mr. Paperin has been Managing Director of Lionrock Partners Ltd., a management consulting and investment firm, and Managing Director of Capital Resources East, a management consulting firm, since 1993. From 1990 to

1993, Mr. Paperin served as President of Brooke Group International, an international trading company and a subsidiary of Brooke Group Ltd., a financial services and investment company.

         JOHN H. ROBINSON was elected as a director of the Company in February 1996. Mr. Robinson serves as Vice Chairman of Commonwealth Associates, an investment banking firm. Prior to 1993 Mr. Robinson served as Chairman of the Harper Group, an international transportation and information management company. Mr. Robinson is also a member of the Board of Directors of Lukens Medical Corp.

         Mr. Oberman is Mr. Richter's son. There are no other family relationships among the Company's officers and directors.

LEGAL PROCEEDINGS

         In connection with a law suit by the Company against International Bank of CommerceBrownsville, a Texas state banking association ("IBC"), concerning the breach by IBC of a credit facility dated July 1, 1994 between the Company and IBC, IBC filed an appeal with the Texas Court of Appeals on June 3, 1996 of the judgment entered on February 26, 1996 against IBC in the sum of $2,810,737, plus post-award interest at a rate of 9.75% compounded annually plus additional amounts for attorneys' fees and a release of all collateral transferred to IBC by the Company. The Company filed a response to IBC's appeal on February 14, 1997.

         On June 26, 1996, IBC filed suit against the Company, Case No. 96-06-3502 in the 357th Judicial District Court of Cameron County, Texas alleging that the Company, in filing the judgment against IBC in order to clear title to its assets, slandered the name of IBC. IBC has claimed actual damages of $600,000 and requested punitive damages of $2,300,000. On September 23, 1997, the court which entered the judgment on behalf of the Company indicated in a preliminary ruling that the Company was privileged in filing the judgment to clear title to its assets. The Company believes the case to be frivolous.

         In October 1996, the Company and Mr. Richter, without admitting or denying the findings contained therein (other than as to jurisdiction), consented to the issuance of an Order by the Securities and Exchange Commission (the "Commission") in which the Commission (i) made findings that the Company and Mr. Richter had violated portions of Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to the filing of periodic reports and the maintenance of books and records, and certain related rules under the Exchange Act, and (ii) ordered respondents to cease and desist from committing or causing any current or future violation of such Section and rules.


         On July 30, 1996, the Company filed suit in the District Court of Harris County, Texas against the former Chief Executive Officer of the Company, Jorge V. Duran, regarding alleged conversion and fraud by Mr. Duran during his time as an employee of the Company. The Company has not yet quantified its damages and is seeking a declaration that the termination of employment of Mr. Duran was lawful and within the rights of the Company based on Mr. Duran's status as an at-will employee of the Company. On December 12, 1996, Mr. Duran filed a counterclaim against the Company in the District Court of Harris County, Texas alleging wrongful termination and seeking compensation in an unspecified amount. On February 27, 1997, the two actions were consolidated into one.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         The Board of Directors met two times during the fiscal year ended July 31, 1996 (sometimes referred to herein as "fiscal 1996"). During fiscal 1996, each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and meetings held of all committees of the Board of Directors on which such director served (during the period that he served). The Company did not have an audit committee, compensation committee or a nominating committee in fiscal 1996.

         In March 1997, the Company established an audit committee (the "Audit Committee") consisting of Messrs. Stewart J. Paperin, John H. Robinson and John
P. Holmes. The Audit Committee is composed entirely of outside directors who are independent of the management of the Company and are free from any relationships that in the opinion of the Board of Directors would interfere with their exercise of independent judgment. The Audit Committee recommends the engagement or termination of independent auditors and reviews the scope of their services and reviews the Company's consolidated financial statements and the related audit. The Audit Committee is also charged with reviewing the internal audit function, including the scope and extent of internal audits and credit reviews and is responsible for investigations of any matter brought to its attention within its purview. The Audit Committee also reviews all reports of examination and management's responses and annually reviews transactions involving the Company and any director, executive officer or other affiliate.

         In March 1997, the Company established a compensation committee (the "Compensation Committee") consisting of Messrs. Jerome B. Richter, Stewart J. Paperin and John P. Holmes. The Compensation Committee makes recommendations concerning the election and reelection of officers, and approves all salary levels and incentive awards for all senior management officers, subject to ratification by the Board in the case of the Chief Executive Officer and the President and Chief Operating Officer of the Company.

         Other than reimbursement for out-of-pocket expenses incurred to attend

Board and committee meetings, directors do not receive any compensation for their services as such.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

             PROPOSAL NO. 2 - AMENDMENT TO RESTATED CERTIFICATE OF
                   INCORPORATION AUTHORIZING 5,000,000 SHARES
                    OF A NEW CLASS OF SENIOR PREFERRED STOCK

REASONS FOR THE PROPOSAL

The Company currently has authorized 5,000,000 shares of preferred stock (the "Existing Preferred Stock") which may not be issued in series and all of the terms of which, including the dividend rate and conversion rate, are set forth in the Restated Certificate of Incorporation of the Company and may not be changed except by formal amendment of the Restated Certificate of Incorporation. As of the date of this Proxy Statement, 270,000 shares of Existing Preferred Stock were issued and outstanding. However, because of the difficulty of altering the terms of the Existing Preferred Stock to meet the needs of the Company in the current market, the Board has determined not to issue any additional shares of Existing Preferred Stock.

In these circumstances, the Board believes it is in the best interest of the Company and its shareholders to amend Article FOURTH of the Restated Certificate of Incorporation of the Company to authorize 5,000,000 shares, $0.01 par value per share, of a new class of "blank check" senior preferred stock (the "New Preferred Stock"). The text of the proposed amendment to the Restated Certificate of Incorporation of the Company is set forth in the Certificate of Amendment (the "Charter Amendment") which is attached as Exhibit A to this Proxy Statement.

The Board believes it advisable to authorize such shares of New Preferred Stock to have them available, among other things, for issuance in connection with acquisitions and general corporate purposes, including public or private offerings of shares for cash and stock dividends. The Company has no present commitments, arrangements or plans which would require the issuance of such additional shares of New Preferred Stock in connection with an equity offering, merger, acquisition or otherwise.

The term "blank check" preferred stock refers to stock for which the board of directors of a corporation may fix or change: (i) the division of such shares into series; (ii) the dividend or distribution rate; (iii) the dates of payment of dividends or distributions and the dates from which they are cumulative;
(iv) liquidation price; (v) redemption rights and price; (vi) sinking fund requirements; (vii) conversion rights; and (viii) restrictions on the issuance of additional shares of any class or series. As a result, the Board of Directors of the Company will, in the event of the approval of this proposal by the stockholders, be entitled to authorize the creation and issuance of up to 5,000,000 shares of New Preferred Stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the Company's securities are then listed) by the Company's stockholders required for the creation and issuance thereof.

The holders of shares of New Preferred Stock will have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof. The Board of the Company will have the right to establish the relative rights of the New Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company as compared with such rights applicable to the Common Stock, the Existing Preferred Stock and any other series of New Preferred Stock.

EFFECT OF AUTHORIZATION

It is not possible to state the effect of the authorization of the New Preferred Stock upon the rights of holders of Common Stock or the Existing Preferred Stock until the Board determines the terms relating to one or more series of New Preferred Stock. However, such effects might include (i) the reduction of amounts otherwise available for payment of dividends on Common Stock or the Existing Preferred Stock, to the extent dividends are payable on any issued shares of New Preferred Stock, (ii) restrictions on dividends on Common Stock or the Existing Preferred Stock if dividends on New Preferred Stock are in arrears, (iii) dilution of the voting power of the Common Stock and the Existing Preferred Stock, dilution of net income and net tangible book value per share, and (iv) the holders of Common Stock and the Existing Preferred Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of New Preferred Stock.

Although the Company has no present plans, agreements or commitments for the issuance of the New Preferred Stock, the authorized but unissued shares of such New Preferred Stock could be used to make a takeover or change in control in the Company more difficult. Under certain circumstances, rights granted upon issuance of shares of the New Preferred Stock could be used to create voting impediments or to discourage third parties seeking to effect a takeover or otherwise gain control of the Company. The Board has made no determination with respect to the issuance of any shares of New Preferred Stock and has no plans, proposals, commitments, undertakings or arrangements which would result in the issuance of any shares of the New Preferred Stock.

The Board of Directors proposes that the stockholders approve the Charter Amendment in its entirety as set forth in Exhibit A to this Proxy Statement. If the Charter Amendment is adopted by the Company's stockholders, the Charter Amendment will become effective on the date filed with the Secretary of State of the State of Delaware, the Company's state of incorporation.

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS; VOTE REQUIRED

The Company's Board of Directors unanimously determined that the Charter Amendment is in the best interest of the Company and its stockholders and recommends that stockholders approve the Charter Amendment. It is intended that proxies not marked to the contrary will be voted in favor of the Charter Amendment. Authorization of the Charter Amendment will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common

Stock of the Company. Abstentions and broker non-votes will each have the effect of a vote against the proposed Charter Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                 PROPOSAL NO. 3 - AMENDMENT AND RESTATEMENT OF
                             THE COMPANY'S BY-LAWS

         The Board of Directors has approved a resolution, subject to stockholder approval, to amend and restate the Company's By-Laws, among other things, to allow the Board of Directors of the Company to amend the By-Laws of the Company and to take certain other actions and to effect certain other matters by an affirmative vote of a majority of the Board of Directors. Presently, amendments to the Company's By-Laws and certain other actions require the vote of a majority of stockholders.

REASONS FOR THE PROPOSAL

         The Board believes it is in the best interests of the Company to amend and restate the Company's By-Laws to, among other things, allow the Board of Directors of the Company to amend the By-Laws of the Company and to take certain other actions and to effect certain other matters by an affirmative vote of a majority of the Board of Directors. The text of the proposed Amended and Restated By-Laws (the "New By-Laws") is attached as Exhibit B to this Proxy Statement. The text of the existing Amended and Restated By-Laws of the Company (the "Existing By-Laws") is attached as Exhibit C.


SUMMARY OF CHANGES

         Presently, Section 8 of Article II of the Existing By-Laws requires the affirmative vote of the holders of not less than half of the then issued and outstanding shares of the Common Stock in order for the Company to take any of the following actions:

         (a) the amendment, alteration, modification or repeal of the Restated Certificate of Incorporation or By-Laws of the Company;

         (b) the issuance, sale, grant, repurchase or redemption by the Company of any shares of the capital stock of the Company or other securities either convertible to capital stock of the Company or carrying the right to acquire capital stock of the Company;

         (c) the merger or consolidation of the Company with any person or entity;

         (d) the transfer or pledge, mortgage or grant of a security interest or other adverse right or encumbrance of or in all or substantially all of the assets of the Company;

         (e) the recapitalization of the Company;

         (f) the removal of a director of the Company whether with or without cause;

         (g) incurring of any indebtedness for borrowed money or guaranteeing the obligations of others, except for trade payables incurred by the Company in the ordinary course of business, accrued employee expenses, accrued taxes, reasonable reserves for losses and other contingencies and except for additional indebtedness in an amount not to exceed $100,000 in any single fiscal year;

         (h) the declaration, payment or making of any dividend or distribution with respect to either shares of the capital stock of the Company or other securities either convertible to capital stock of the Company or carrying the right to acquire capital stock of the Company, other than as provided in a stockholders agreement between the Company and all of its stockholders; and

         (i) any other matter requiring the approval or authorization of stockholders under Delaware law.

         Of the above listed items, the New By-Laws will eliminate this provision and thereby permit the actions described in (a) (amendment of By-Laws only), (b), (d), (g) and (h) to be taken by the Company upon the approval of the Board of Directors and such actions will no longer require stockholder approval. Under Delaware law, the remaining actions will continue to require the approval of stockholders. The Board believes that the restrictions contained in Section 8 of Article II of the Existing By-Laws, as set forth above, are inconsistent with the system of governance envisioned by the Delaware Corporation Law, will result in significant delay and expense in the accomplishment of essential corporate activities and are detrimental to the efficient operation of the Company, and that it is in the best interest of the Company and its stockholders that the New By-Laws be approved by the stockholders.

         Presently, Section 2 of Article III of the Existing By-Laws provides that the number of directors which shall constitute the Board of Directors shall not be less than one nor more than ten and sets the initial size of the Board of Directors at five until changed, within such limits, by resolution of the Board or by the stockholders. The New By-Laws provides for the Board of Directors to be of such number as shall, from time to time, be determined by resolution of the Board of Directors, except to the extent that the number of directors is fixed by the stockholders of the Company, in which event, such number shall not be changed except by further vote of the stockholders. The Board of Directors believes that such an amendment will provide the Company with the flexibility to expand the Board to such size as it deems appropriate or necessary from time to time.

         Presently, Section 14 of Article III of the Existing By-Laws provides for the designation of one or more committees of the Board with such powers of the Board of Directors as shall be conferred in the designating resolution of the Board. Section 4 of the New By-Laws will restrict any committee of the Board of Directors with respect to its power to amend the Company's Restated Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders a dissolution of the Company or a revocation of a dissolution, or to amend the New By-Laws of the Company and, unless expressly provided in a resolution of the Board as a whole, the power or authority to declare a dividend, authorize issuance of stock or adopt a certificate of ownership and merger. The Board of Directors believes such restrictions on the power of committees of the Board of Directors with respect to the above-listed actions to be in the best interest of the Company by requiring such actions to be taken with the full knowledge and approval of the whole Board.

         Presently, Section 11 of Article III of the Existing By-Laws provides that in the event of the removal of a director by the stockholders of the Company, the vacancy created must be filled by the affirmative vote of a majority in interest of the stockholders entitled to vote. The New By-Laws would amend Section 11 of Article III such that any such vacancy created may, but need not be, filled by the vote of the stockholders; and, if not so filled by the stockholders, the remaining directors may fill such vacancy by a majority vote.

         Presently, Section 2 of Article VI of the Existing By-Laws allows for the closing of the stock transfer books of the Company in order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive dividends, for a period not to exceed 60 days. The New By-Laws will not provide for the closing of the stock transfer books of the Company. The Board believes that the setting of a record date by resolution of the Board of Directors renders any closing of the stock transfer books unnecessary for purposes of making such determinations.

EFFECT OF AMENDMENT

         The Board believes that the adoption of the New By-Laws will provide the Company with more modern By-Laws which offer the flexibility to respond more effectively to the demands of the marketplace. Certain actions restricted by the Existing By-Laws require the vote of a majority of outstanding shares according to Delaware law and therefore will not be affected by the New By-Laws.

         The Board of Directors proposes that the stockholders approve the New By-Laws in their entirety in the form of Exhibit B to this Proxy Statement. If the New By-Laws are adopted by the Company's stockholders, they will become effective immediately.

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS; VOTE REQUIRED

         The Company's Board of Directors has unanimously approved the amendment and restatement of the Company's By-Laws and has determined that the approval of the New ByLaws is in the best interest of the Company and its stockholders. It is intended that proxies not marked to the contrary will be voted in favor of the approval of the New By-Laws. Authorization of the amendment and restatement of the Company's Existing By-Laws will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock of the Company. Abstentions and broker non-votes will each have the effect of a vote against the New By-Laws.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NEW BY-LAWS.

                PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS


         The Company has appointed Burton McCumber & Prichard, L.L.P. as its independent auditors to perform the audit of the Company's financial statements for the fiscal year ending July 31, 1997, and the stockholders are being asked to ratify such appointment. Representatives of Burton McCumber & Prichard, L.L.P. will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

         Ratification of the appointment of Burton McCumber & Prichard, L.L.P. as the Company's independent auditors for fiscal year 1997 will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BURTON MCCUMBER & PRICHARD, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1997.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information, as of March 25, 1997, regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each director and nominee for director, (iii) each person serving as an executive officer of the Company at the end of fiscal 1996, and (iv) all directors and executive officers as a group.


NAME AND ADDRESS                      AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
-------------------                  -----------------------   ----------------

Jerome B. Richter                          3,902,000(2)               51.55%
Chairman of the Board, President
and Director
Penn Octane Corporation
900 Veterans Boulevard
Redwood City, CA

Kenneth G. Oberman                          189,000(3)                 3.46%
Director
3562 Amber Drive
San Jose, CA

Stewart J. Paperin                           16,500                    *
Director

Lionrock Partners, Ltd.
14 East 60th Street
New York, NY

     *    Less than 1%.

--------

(1) The number of shares of Common Stock issued and outstanding on March 25, 1997 was 5,369,286 and all calculations and percentages are based on such number. The beneficial ownership indicated in the table includes shares of Common Stock subject to warrants held by the respective persons as of the date of this Proxy Statement that are exercisable on the date hereof or within 60 days thereafter. Unless otherwise indicated, each person has sole voting and sole investment power with respect to the shares shown as beneficially owned.

(2) Includes 2,200,000 shares of Common Stock issuable upon exercise of common stock purchase warrants. Includes 2,000 shares of Common Stock owned by Mrs. Richter.

(3) Includes 100,000 shares of Common Stock issuable upon the exercise of common stock purchase warrants.

NAME AND ADDRESS                      AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP     PERCENT OF CLASS
-------------------                   --------------------     ----------------

Mark D. Casaday                               50,000(4)                *
Former President
6819 Fawncliff Drive
Houston, TX

Thomas P. Muse                               140,909(5)              2.62%
Former Chairman
Muse, Stancil & Co.
100 McKinney Place
3131 McKinney Avenue
Dallas, TX

Thomas A. Serleth                             81,791(6)              1.52%
Former Executive Vice President
55 Olive Avenue
Larkspur, California

Ian T. Bothwell                                  0                   *
Vice President, Treasurer, Assistant
Secretary, Chief Financial Officer  and
Director

Penn Octane Corporation
5847 San Felipe, Suite 3420
Houston, TX

--------

(4) Mr. Casaday resigned as an officer and director of the Company in October, 1996. At that time he owned 130,000 shares of Common Stock and 200,000 shares of Common Stock were issuable to him upon the exercise of common stock purchase warrants. Subsequent to October 31, 1996, Mr. Casaday sold 130,000 shares of Common Stock and exchanged 200,000 warrants for 50,000 additional shares of Common Stock in a private transaction with the Company.

(5) Mr. Muse resigned as an officer and director of the Company in October, 1996. At that time he owned 85,714 shares of Common Stock and 242,856 shares of Common Stock were issuable to him upon exercise of common stock purchase warrants. Subsequent to October 31, 1997, Mr. Muse exchanged 242,586 warrants for 55,195 additional shares of Common Stock in a private transaction with the Company.

(6) Mr. Serleth resigned as an officer and director of the Company in October, 1996. At that time he owned 22,700 shares of Common Stock and 260,000 shares of Common Stock were issuable to him upon exercise of common stock purchase warrants. Subsequent to October 31, 1996, Mr. Serleth exchanged 260,000 warrants for 59,091 additional shares of Common Stock in a private transaction with the Company.

NAME AND ADDRESS                      AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
-------------------                  -----------------------   ----------------

Jorge R. Bracamontes                        225,000(7)              4.03%
Executive-Vice President, Secretary
and Director
Penn Octane de Mexico S.A. de C.V.
Diagonal San Antonio 838
Coli del Valle
Mexico, D.F.

John P. Holmes                              430,000(8)              7.41%
Director
47 Ram Island Road
Shelter Island Heights,
New York

John H. Robinson                            112,500(9)              2.06%
Director
Commonwealth Associates

733 Third Avenue
New York, New York

Victoria Duran                              850,000(10)             13.67%
4 Leaf Towers
Houston, Texas


As a group, the current officers and directors of the Company are beneficial owners of 1,830,000 shares or 34.08% of the voting securities of the Company excluding warrants held by members of such group and 4,875,000 shares or 57.94% of the voting securities of the Company including warrants so held.

--------

(7) Includes 200,000 shares of Common Stock issuable upon exercise of common stock purchase warrants owned by Mr. Bracamontes and 15,000 shares of Common Stock issuable upon exercise of common stock purchase warrants owned by Mrs. Bracamontes.

(8) Includes 430,000 shares of Common Stock issuable upon exercise of common stock purchase warrants.

(9) Includes 100,000 shares of Common Stock issuable upon exercise of common stock purchase warrants.

(10) All of such shares of Common Stock are issuable upon exercise of common stock purchase warrants.

                             EXECUTIVE COMPENSATION

         The following table sets forth annual and all other compensation for services rendered in all capacities to the Company and its subsidiaries during each of the fiscal years indicated of those persons who, at July 31, 1996, were
(i) the Company's Chief Executive Officer, and (ii) the other three most highly compensated executive officers (collectively, the "Named Executive Officers"). No other executive officer received compensation in excess of $100,000 during fiscal 1996. This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no restricted stock, stock option or other long-term compensation plans. No bonuses were paid during or with respect to the fiscal years indicated.

SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                        -------------------------------------

         Name And                                                Other Annual
    Principal Position        Year       Salary        Bonus     Compensation
    ------------------        ----       ------        -----     ------------

Jerome B. Richter,            1996      $132,923         $0           N/A
Secretary Treasurer &         1995             0
Chief Executive Officer       1994             0
for portion of 1995 and
all of 1996

Mark D. Casaday,              1996      $111,692         $0           N/A
Former President              1995       $78,312
                              1994           N/A

Thomas A. Serleth,            1996      $101,308         $0           N/A
Former Executive Vice         1995       $78,487
President  and Chief          1994       $28,000
Financial Officer for a
portion of 1995

Thomas P. Muse                1996       $56,571         $0           (1)
Former Chairman               1995           N/A
of the Board                  1994           N/A


(1) On February 16, 1996, the Board of Directors granted 200,000 warrants to Mr. Muse to purchase 200,000 shares of common stock for $2.50 per share through February 29, 2000.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1996 AND OPTION/SAR VALUES ON JULY 31, 1996

                                                                      Number Of
                                                                      Securities             Value Of
                                      Number                          Underlying            Unexercised
                                     of Shares                       Unexercised           In-The-Money
                                     Acquired        Value           Options/SARs          Options/SARs
                                       Upon         Realized       At July 31, 1996      At July 31, 1996
                                     Exercise         Upon           Exercisable/          Exercisable/
        Name                         of Option      Exercise        Unexercisable          Unexercisable
        ----                         ----------     --------        -------------          -------------
Jerome B. Richter                        0             $0             2,300,000/0           $8,050,000/0 (1)

Mark D. Casaday                          0             $0             200,000/0             $        0/0



Thomas A. Serleth                        0             $0             260,000/0             $        0/0

Thomas P. Muse                           0             $0             42,856/0              $        0/0


(1) Based on a closing price of $4.75 per share of Common Stock on July 31, 1996.


EMPLOYMENT AGREEMENTS

         The Company has signed three and six year employment agreements with Mr. Casaday and Mr. Richter, respectively. Mr. Casaday's employment agreement expired October 31, 1996 (at which time Mr. Casaday resigned from the Company). Mr. Richter's employment agreement expires January 31, 2001. Under Mr. Richter's agreement, he is entitled to receive $300,000 in annual compensation equal to a monthly salary of $25,000 until earnings exceed a gross profit of $500,000 per month, whereupon Mr. Richter is entitled to an increase in his salary to $40,000 per month for the first year of the agreement increasing to $50,000 per month during the second year of the agreement. Mr. Richter is also entitled under the employment agreement to (i) an annual bonus of 5% of all pre-tax profits of the Corporation, (ii) 200,000 stock options for the purchase of 200,000 shares of Common Stock that can be exercised under certain circumstances at an option price of $7.50 (giving effect to a 2-for-1 stock split on June 10, 1994), and (iii) a term life insurance policy commensurate with the term of the employment agreement, equal to six times Mr. Richter's annual salary and three times his annual bonus. Mr. Richter's employment agreement also entitles him to a right of first refusal to participate in joint venture opportunities in which the Company may invest, contains a covenant not to compete until one year from the termination of the agreement and restrictions on use of confidential information. To present, Mr. Richter has waived his entitlement to his full salary, receipt of the stock options and the purchase by the Company of a term life insurance policy. Mr. Richter may, in the future, elect not to waive such entitlements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On September 29, 1994, the Company agreed to offer and sell 300,000 shares of Common Stock for approximately $2.25 per share to Mosstroi Bank, a Russian company, and issued a promissory note in the amount of $800,000 at 10% interest per annum in exchange for $1,474,138. On January 31, 1995, the Company agreed to issue and sell 300,000 shares of Common Stock for approximately $2.42 per share to Mosstroi Bank in exchange for full payment on such promissory note, of which a payment of $100,000 had been made against principal and interest.


         During the year ended July 31, 1995, the Company made advances to, and received advances from Thomas P. Muse, the former Chairman of the Company, and several companies which were wholly-owned by him. The total owed to the Company aggregated to $144,000 during the year. These advances accrued interest at an annual rate of 8%. As of July 31, 1995, the Company owed net $19,762 to the former Chairman.

         On February 26, 1996, the Board of Directors granted 330,000 warrants to John P. Holmes, a director to purchase 330,000 shares of Common Stock for $2.50 per share through February 8, 2000, in exchange for advisory services during that period.

         On February 26, 1996, the Board of Directors granted 200,000 warrants to Thomas P. Muse, former Chairman of the Board, to purchase 200,000 shares of common stock for $2.50 per share through February 29, 2000.

         On March 1, 1996, the Company entered into a loan agreement with John Robinson to borrow $500,000 in the form of subordinated debt of a like principal amount and warrants to purchase 50,000 shares of Common Stock at $5.00 per share. This loan, which is secured by a lien against the Company's terminal assets, including all tanks, pumps, equipment and other personal property located on the Company's location at the Port of Brownsville in Cameron County, Texas, requires payment of interest at the rate of 10% per annum at maturity with principal due in full on September 1, 1997, subject to certain pre-payment provisions. In connection with such transactions, John H. Robinson, Vice Chairman of Commonwealth Associates, became a director of the Company. On April 12, 1996, the Company borrowed an additional $500,000 from TRAKO International Company Limited, an organization affiliated with Mr. Robinson, under identical terms and conditions.

         During the year ended July 31, 1996, the Company entered into certain commission arrangements with Consultores di Chemica, a consulting firm affiliated with Jorge Duran that assisted the Company in connection with its negotiation of purchase orders with PEMEX, its major customer. The former Chairman, Jorge Duran, elected by the Board of Directors at its January 6, 1995 meeting, is related to a person with a decision making role with Consultores di Chemica.

         On October 21, 1996, Thomas P. Muse resigned as a Director and as Chairman of the Board of the Company. In connection with his resignation, the Company agreed to extend 42,856 warrants held by Mr. Muse for an additional three year period. The Company and Mr. Muse also agreed that if the Common Stock were trading at $6.00 or more per share for twenty consecutive trading days, the warrants would be exercised by Mr. Muse. See "Certain Ownership of Certain Beneficial Owners and Management" for additional information concerning the warrants held by Mr. Muse.

          On October 24, 1996, Thomas A. Serleth resigned as a Director and Executive Vice President of the Company. In connection with his resignation, the Company agreed to enter into a two month consulting agreement, at a fee of $10,000 per month, with Mr. Serleth terminating on December 31, 1996 and agreed that Mr. Serleth would be entitled to a payment of 5% of the net proceeds (after expenses and legal fees) received by the Company arising out of the lawsuit with IBC. See "Certain Ownership of Certain Beneficial Owners and

Management" for additional information concerning Mr. Muse's ownership of Common Stock. See "Legal Proceedings" for information concerning the IBC lawsuit.

         In October 1996, Mr. Casaday resigned as a Director and President of the Company. In connection with his resignation, the Company agreed to extend 200,000 warrants held by Mr. Casaday for an additional three year period. The Company and Mr. Casaday also agreed that if the Common Stock were to trade at $6.00 or more per share for 20 consecutive trading days, the warrants would be exercised by Mr. Casaday. The Company agreed to guarantee a floor of $3.00 per share on 130,000 shares which became eligible for sale by Mr. Casaday 90 days after his resignation from the Company. In addition, the Company agreed to sell the Company car that Mr. Casaday was using to Mr. Casaday for $1.00. See "Certain Ownership of Certain Beneficial Owners and Management" for additional information concerning Mr. Casaday's ownership of Common Stock.

         On March 25, 1997, the Company agreed to allow Mr. Richter to exercise 2,200,000 warrants at an exercise price of $1.25 through payment of $22,000 and issuance of a promissory note to the Company in the amount of $2,728,000 at 8.25% and secured by 1,000,000 shares of Common Stock to be placed with a collateral agent.

         On March 25, 1997, the Company agreed to adjust the exercise price of 50,000 warrants held by Mr. Robinson and 50,000 warrants held by TRAKO International Company Limited to $2.50 from $5.00. In all other respects, the terms of the warrants remain the same.

         The lease for the Company's executive offices located at 900 Veterans Boulevard in Redwood City, California is between Mr. Richter, as an individual, and Nine-C Corporation as Landlord. The Company currently makes monthly payments directly to Nine-C Corporation in satisfaction of obligations under such lease.

                         COMPLIANCE UNDER SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission. Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 received by it, the Company believes that, with the exception of those persons indicated below, all directors, officers and 10% stockholders complied with such filing requirements.

         According to the Company's records, the following filings appear not to have been timely made. A Form 3 for Mr. Thomas P. Muse and a Form 4 relating to his ownership of 85,714 shares of common stock of the Company were not filed on a timely basis during fiscal 1996. A Form 3 for Mr. Thomas Serleth relating to his election to the Board in 1994 and two Form 4's relating to his receipt of 200,000 warrants and 60,000 warrants were not timely filed during fiscal 1996. A Form 3 for Mr. Mark Casaday and a Form 4 reporting his receipt of 200,000 warrants were not timely filed during fiscal 1996. Mr. Casaday filed a Form 4 in February 1997 reporting his disposition of 50,000 shares of Common Stock. A Form 3 for Mr. Jerome B. Richter was not filed on a timely basis during fiscal 1996. A Form 5 correcting this matter was filed in September, 1996. A Form 3 for Mr. Jorge R. Bracamontes was not filed on a timely basis in 1996. A Form 3 for Mr. Kenneth Oberman and a Form 4 relating to his receipt of 100,000 warrants were not filed on a timely basis during fiscal 1996. A Form 3 for Mr. John P. Holmes was not filed on a timely basis during fiscal 1996. A Form 3 for Mr. John H. Robinson and a Form 4 reflecting the grant of 50,000 warrants were not filed on a timely basis during fiscal 1996. A Form 3 for Mr. Stewart J. Paperin was not filed on a timely basis during fiscal 1996. A Form 3 correcting this matter was filed on July 15, 1996. The Company intends to arrange for the appropriate forms to be filed by Messrs. Bracamontes, Oberman, Holmes and Robinson.

                    REPORTS ON FORMS 10-KSB AND FORM 10-QSB

         The Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1996 (the "10-KSB") and the Company's Quarterly Report on Form 10-QSB (the "10-QSB") for the three and six months ended January 31, 1997, in each case including consolidated financial statements, are being furnished along with this proxy statement to stockholders of record on the Record Date. The consolidated financial statements of the Company contained in the 10-KSB (Commission File No. 33-53740-A) and 10-QSB (Commission File No. 0-24394) are incorporated herein by reference.

                                 OTHER BUSINESS

         The Board of Directors does not presently intend to bring any other business before the Meeting and, to the best knowledge of the Board of Directors, no matters are to be brought before the Meeting except as specified in the Notice. As to any business that may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                             STOCKHOLDER PROPOSALS

         The Company anticipates that the 1998 Annual Meeting of Stockholders will be held in May, 1998. Accordingly, proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal executive offices no later than January 1, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting. All such proposals must comply with applicable Commission regulations.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                             By Order of the Board of Directors

                                             Jorge R. Bracamontes
April __, 1997                                    Secretary

                                                                      EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            PENN OCTANE CORPORATION

         PENN OCTANE CORPORATION, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         1. The name of the corporation is Penn Octane Corporation (hereinafter called the "Corporation").

         2. The Corporation's Restated Certificate of Incorporation is hereby amended to delete in its entirety the present Article FOURTH and to replace it with the following:

"FOURTH: (a) Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 35,000,000 shares of which 25,000,000 shall be Common Stock, having a par value of $.01 per share, 5,000,00 shares shall be Senior Preferred Stock, having a par value of $.01 per share, and 5,000,000 shares shall be Preferred Stock, having a par value of $.01 per share. The capital stock of the Corporation may be issued for such consideration and for such corporate purposes as the directors of the Corporation may from time to time determine by resolution.

                  (b) Senior Preferred Stock. The relative rights, privileges, and restrictions relating to the Senior Preferred Stock are set forth below:

                          (1) Shares of Senior Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine. Each such series shall be given a distinguishing designation. All shares of any one series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of such series, with those of other shares of Senior Preferred Stock.

                           (2) Authority is hereby expressly granted to the Board of Directors to fix from time to time by resolution or resolutions providing for the establishment and/or issuance of any series of Senior Preferred Stock, the designation of such series and the preferences, limitations and relative rights of the shares of such series, including the following:

                                    (A) The distinctive designation and number
         of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

                                    (B) The voting rights, if any, which shares
         of that series shall have, which may be special, conditional, limited or otherwise;

                                    (C) The rate of dividends, if any, on the
         shares of that series, whether dividends shall be non-cumulative to the extent earned, partially cumulative or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series, shares of Preferred Stock or shares of Common Stock;

                                    (D) Whether the shares of that series shall
         be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable, whether they shall be redeemable at the option of the corporation, the shareholder or another person, the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates), whether such amount shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events and whether such amount shall be paid in cash, indebtedness, securities or other property or rights, including securities of any other corporation;

                                    (E) Whether that series shall have a
         sinking fund for the redemption or purchase of shares of that series and, if so, the terms of and amounts payable into such sinking fund;

                                    (F) The rights to which the holders of the
         shares of that series shall be entitled in the event of voluntary or involuntary dissolution or liquidation of the Corporation, and the relative rights of priority, if any, of payment of shares of that series over shares of any other series, shares of Preferred Stock or shares of Common Stock in any such event;

                                    (G) Whether the shares of that series shall
         be convertible into or exchangeable for cash, shares of stock of any other class or any other series, indebtedness, or other property or rights, including securities of another corporation, and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, and whether such rates shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable, and whether they shall be convertible or exchangeable at the option of the Corporation, the shareholder or another person, and the method (if any) of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares, or similar event;

                                    (H) Whether the issuance of any additional
         shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

                                    (I) Any other preferences, privileges and
         powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Article FOURTH and to the full extent now or hereafter permitted by the laws of the State of Delaware.

                  (c) Preferred Stock. The relative rights, preferences, privileges, and restrictions relating to the Preferred Stock are set forth below:

                           (1) Conversion. The Preferred Stock shall be subject to the following provisions regarding conversions:

                                    (A) Holder's Rights to Convert. Each share
         of Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof at the office of the Corporation or any transfer agent for the Corporation, into 3.333 fully paid and nonassessable shares of Common Stock.

                                    (B) Terms of Conversion Period. Each share
         of Preferred Stock shall be convertible at the option of the holder of such stock for a period of five-years beginning on September 18, 1993 and concluding on September 18, 1998.

                                    (C) Mechanics of Right to Convert. Before
         any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of its transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for the shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of the Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                                    (D) Common Stock Reserved. The Corporation
         shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Preferred Stock.

                                    (E) Adjustment of Conversion Ratio. The
         1-to-3.333 conversion ratio specified above shall be subject to an equitable adjustment upon the occurrence of a stock split or stock dividend, reclassification or other similar event relating to the Common Stock.

                           (2) Voting Rights. The holders of the Preferred Stock shall hold no voting rights, except as may be provided by law.

                           (3) Dividend Rights. The holders of the Preferred Stock shall be entitled to receive, when and as declared by the board of directors, yearly dividends from the surplus of net profits of the Corporation at the rate of eleven percent per annum, beginning on the date the particular shares of Class I Preferred Stock are issued by the Corporation and payable twice annually on the 30th day of June and the 31st day of December in each year, with proper adjustment for any dividend period that is less than a full half-year. Such dividends shall be payable before any dividends shall be paid upon, or set apart for, the Common Stock of the Corporation, and shall be cumulative from the date of issuance so that if such dividends shall not have been paid upon or set apart for the Preferred Stock, the deficiency (but without interest) shall be fully paid or set apart for payment, before any dividends shall be paid upon, or set apart for, the Common Stock.

                  (c)      Common Stock


                           (1) Dividend Rights. Out of any assets of the Corporation available for dividends remaining after full satisfaction of any preference with respect to dividends on the Senior Preferred Stock and the Preferred Stock then outstanding, and after full satisfaction of any obligations then or theretofore matured in respect of any sinking fund provided for the Senior Preferred Stock or any series thereof and for the Preferred Stock then outstanding, then, subject to the restrictions set forth in this Article FOURTH and in any resolution of the Board of Directors of this Corporation establishing a particular series of shares, dividends may be paid upon the Common Stock.

                           (2) Liquidation Rights. In the event of any liquidation, dissolution or winding up of this Corporation, after there shall have been paid or set aside in cash for the holders of the Senior Preferred Stock and the Preferred Stock the full preferential amounts to which they are entitled under the provisions of this Article FOURTH or any resolution of the Board of Directors establishing a particular series of shares, the holders of the Common Stock shall be entitled to receive pro rata all of the remaining assets of this Corporation available for distribution to its shareholders.

                           (3) Voting Rights. The holders of the Common Stock shall be entitled to vote for the election of directors and for all other purposes and shall be entitled to one vote for each share held."

         3. The amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Penn Octane Corporation has caused this Certificate to be signed by an authorized officer, this ___ day of _________, 1997.

                                       By ___________________________________
                                       Name:     Jerome B. Richter
                                       Title:    Chairman, President and
                                                 Chief Executive Officer

                                                                      EXHIBIT B

                                PROPOSED BY-LAWS
                                       OF
                            PENN OCTANE CORPORATION
                            (a Delaware corporation)


                                   ARTICLE I

                                    OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be maintained at 1209 Orange Street, Wilmington, Delaware. The Corporation Trust Company shall be the registered agent of this corporation in charge thereof.

         Section 2. Other Offices. The corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Annual Meetings. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, shall determine and set forth in the notice of the meeting.

         Section 2. Other Meetings. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be determined by the Board of Directors and stated in the notice of the meeting.

         Section 3. Voting. Each stockholder entitled to vote in accordance with the terms of the Restated Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors; all other questions shall be decided by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote except as otherwise provided in these By-Laws or by the Certificate of Incorporation or by the laws of the State of Delaware.

         A complete list of the stockholders entitled to vote in the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be opened to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 4. Quorum. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof. If any adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

         Section 5. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the President of the Corporation and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the registered holder or holders of 10% or more of the capital stock outstanding and entitled to vote. Any such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Notice of Meetings. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

         Section 7. Action Without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to or which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                                   DIRECTORS

         Section 1. Number and Term. The number of directors shall be such number as shall, from time to time, be determined by resolution of the Board of Directors or by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and qualified. Directors need not be stockholders. If the numbers of directors is determined by the stockholders, such number shall not be changed except by further vote of the stockholders.

         Section 2. Removal. Except as otherwise required by law, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, and the vacancies thus created may but need not be filled by the affirmative vote of a majority in interest of the stockholders entitled to vote, but if not so filled, such vacancies shall be filled as provided in Section 2 of Article V hereof.

         Section 3. Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, which shall exercise all of the powers of the corporation except such as are by law or by the Certificate of Incorporation of the corporation or by these By-Laws or otherwise conferred upon or reserved to the stockholders.

         Section 4. Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee or committees. The member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except as provided by law with respect to the issuance of certain shares of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and, unless the resolution, these By-Laws or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger.

         Section 5. Meetings. The newly elected directors shall hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent in writing of all the directors.

         Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.


         Special meetings of the Board may be called by the President and shall be called by the Secretary on the written request of any two directors on at least two days' notice to each director and shall be held at such place or places as may be determined by the directors, or as shall be stated in the notice of the meeting.

         Section 6. Quorum. A majority of the directors at the time in office shall constitute a quorum for the transaction of business and, except as otherwise required by law, the Certificate of Incorporation or these By-Laws, the act of a majority of the Board of Directors present at a meeting shall constitute the act of the Board of Directors. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

         Section 7. Compensation. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

         Section 8. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

         Section 9. Participation by Conference Telephone. Members of the Board of Directors of the corporation, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. Officers. The officers of the corporation shall be a President, a Treasurer and a Secretary, each of whom shall be elected by the Board of Directors and shall hold office at the pleasure of the Board until his/her successor is elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice Presidents and such Assistant

Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

         Section 2. Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 3. Chairman. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

         Section 4. President. The President shall be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of president of a corporation. He shall preside at all meetings of the stockholders if present thereat and, in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts on behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

         Section 5. Vice President. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the directors.

         Section 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

         The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board of Directors shall prescribe.

         Section 7. Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

         Section 8. Assistant Treasurers and Assistant Secretaries. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

                                   ARTICLE V

                                 MISCELLANEOUS

         Section 1. Resignations. Any director, member of a committee or corporate officer may, provided the same would not result in a breach of any contract to which said person is a party, resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

         Section 2. Vacancies. If the office of any director, member of a committee or corporate officer becomes vacant, by reason of death, disability or otherwise, the remaining directors in office, though less than a quorum, by a majority vote may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

         Section 3. Certificates of Stock. Certificates of stock, signed by the Chairman of the Board of Directors, or the President or any Vice President, and

the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation, unless otherwise required by the Board of Directors. When such certificates are countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, the signatures of such officers of the corporation may be facsimiles.

         Section 4. Lost Certificates. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock represented by such certificate, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

         Section 5. Transfer of Shares. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

         Section 6. Stockholders Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 7. Dividends. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

         Section 8. Seal. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE". Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

         Section 9. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors. In the absence of such determination, the fiscal year shall be the calendar year.

         Section 10. Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

         Section 11. Notice and Waiver of Notice. Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.

         Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI

                                INDEMNIFICATION

         To the full extent permitted by law, the corporation must indemnify any person or his heirs, distributees, next of kin, successors, appointees, executors, administrators, legal representatives and assigns who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, domestic or foreign, against expenses, attorneys' fees, court costs, judgments, fines, amounts paid in settlement and other losses actually and reasonably incurred by him in connection with such action, suit or proceeding.

                                  ARTICLE VII

                                   AMENDMENTS

         These By-Laws may be altered or repealed and new By-Laws may be adopted at any annual or special meeting of the stockholders by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular or special meeting of the Board of Directors.

                                                                      EXHIBIT C

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                            PENN OCTANE CORPORATION

            (FORMERLY INTERNATIONAL ENERGY DEVELOPMENT CORPORATION)

                            (ADOPTED FEBRUARY 1995)

                                   ARTICLE I

                                    Offices

         Section 1. Registered Office. The registered office of PENN OCTANE CORPORATION (hereinafter called the "Corporation") shall be at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware.

         Section 2. Other Offices. The Corporation also may have offices at such other place or places, within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            Meetings of Stockholders

         Section 1. Place of Meeting. All meetings of the stockholders of the Corporation shall be held at such place, within or without the State of Delaware, as may from time to time be fixed in the respective notices or waivers of notices thereof.

         Section 2. Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held at such time and place as shall be determined by the President or the Board of Directors and stated in the notice or the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

         Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning ten percent (10%) or more in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 4. Notice Not Required. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, and if any stockholder shall, in person or by attorney thereunto authorized, in writing or by telegraph, cable or telex, waive notice of any meeting, whether before or after such meeting shall be held, notice thereof need not be given to him. Notice of any adjourned meeting of the stockholders shall not be required to be given, except when expressly required by law.

         Section 5. Quorum. At each meeting of the stockholders, the holders of a majority of each class of the issued and outstanding stock of the Corporation entitled to vote at such meeting, present either in person or by proxy, shall constitute a quorum for the transaction of business of the Corporation. In the absence of a quorum, a majority present in person or by proxy and entitled to vote, or, in the absence of all of the holders of each class of issued and outstanding stock of the Corporation entitled to vote, any officer entitled to preside or act as secretary at such meeting, shall have the power to adjourn the meeting, from time to time, until the requisite number of stockholders of each class shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section 6. Voting. At each meeting of the stockholders, every stockholder of record of the Corporation entitled to vote at such meeting shall be entitled to one vote within his class or classes in person or by proxy (executed in writing by the stockholder or by his duly authorized attorney in fact) for each share in such class or classes of stock of the Corporation registered in his name on the books of the Corporation on the date fixed pursuant to Section 2 of Article VI of these Bylaws as the record date for the determination of the stockholders entitled to vote at such meeting. Shares of its own capital stock belonging to the Corporation shall not be voted upon directly or indirectly. At all meetings of the stockholders, all matters (except special cases where other provision is made in the Corporation's Certificate of Incorporation, these Bylaws, any agreement between or among the Corporation's stockholders or by statute) to be decided by each respective class of stockholders shall be decided by the holders of a majority of the stock of each class, respectively, present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereat, the vote on any question need not be by ballot.

         Section 7. Action by Consent. Whenever any action is required or permitted to be taken by vote of stockholders of any class at a meeting thereof by any provision of the statutes or of the Certificate of Incorporation or these Bylaws or any agreement between or among the

Corporation's stockholders, the meeting and votes of stockholders of any class may be dispensed with if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize to take such action shall consent in writing to such corporate action being taken. Such written consent may be given by any person holding a power of attorney for any stockholder.

         Section 8. Minimum Shareholder Vote. In addition to any affirmative vote required by law or by any other provision of these Bylaws, the approval or authorization of any of the following actions shall require the affirmative vote of the holders of not less than half of the then issued and outstanding shares of the Corporation's common stock:

                  (a) the amendment, alteration, modification or repeal of the Articles of Incorporation or Bylaws of the Corporation;

                  (b) the issuance, sale, grant, repurchase or redemption by the Corporation of any shares of the capital stock of the Corporation or other securities either convertible to capital stock of the Corporation or carrying the right to acquire capital stock of the Corporation;

                  (c) the merger or consolidation of the Corporation with any person or entity;

                  (d) the transfer or pledge, mortgage or grant of a security interest or other adverse right or encumbrance of or in all or substantially all of the assets of the Corporation;

                  (e)      the recapitalization of the Corporation;

                  (f) the removal of a director of the Corporation whether with or without cause;

                  (g) incurring of any indebtedness for borrowed money or guaranteeing the obligations of others, except for trade payables incurred by the

                           Corporation in the ordinary course of business, accrued employee expenses, accrued taxes, reasonable reserves for losses and other contingencies and except for additional indebtedness in an amount not to exceed $100,000 in any single fiscal year;

                  (h) the declaration, payment or making of any dividend or distribution with respect to either shares of the capital stock of the Corporation or other securities either convertible to capital stock of the Corporation or carrying the right to acquire capital stock of the Corporation, other than as provided in a shareholders agreement between the Corporation and all of its shareholders;

                  (i) any other matter requiring the approval or authorization of shareholders under Delaware law.

                                  ARTICLE III

                               Board of Directors

         Section 1. General Powers. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or these Bylaws or any agreement between or among the Corporation's stockholders, directed or required to be exercised and done by the stockholders.

         Section 2. Number and Term of Office. The number of directors which shall constitute the whole Board shall be not less than one (1) nor more than ten (10). Until such time as the size of the Board is modified in the manner provided below, the Board shall consist of five (5) directors. Within the limits specified in the first sentence of this Section 2, and in the Amended and Restated Certificate of Incorporation of the Corporation, the number of directors
shall be determined by resolution of the Board or by the stockholders at the annual meeting or at any special meeting. Directors need not be stockholders. Each director shall hold office until the annual meeting of the stockholders next following his election or until his successor shall have been elected and shall qualify, or until his death, or until he shall resign, or until he shall have been removed in the manner herein provided.

         Section 3. Quorum and Manner of Acting. Except as otherwise provided by statute or by these Bylaws, a majority of the directors in office shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum shall be present. No notice other than announcement at the meeting of any adjourned meeting need be given.

         Section 4. Place of Meetings, etc. The Board of Directors may hold its meetings, have one or more offices, and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board from time to time may determine.

         Section 5. First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

         Section 6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such places and at such times as the Board shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which otherwise would be held on that day shall be held at said place at the same hour on the next succeeding day not a legal holiday. Notice of regular meetings need not be given.



         Section 7. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the President or by a majority of the directors. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three
(3) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, facsimile, telex or cable, or be delivered personally by telephone, not later than one day before the day upon which the meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purposes thereof except as otherwise herein expressly provided. Notice of any meeting of the Board need not be given to any director, however, if waived by him in writing or by telegraph, cable or telex, whether before or after such meeting shall be held, or if he shall be present at such meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given, if all the directors of the Corporation then in office shall be present thereat.

         Section 8. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the members of the Board and filed with the minutes of proceedings of the Board.

         Section 9. Action by Telephone Conference. Members of the Board of Directors or any committee designated thereby may participate in any meeting of such Board or Committee by means of conference telephone or similar communications equipment in which all persons participating can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

         Section 10. Resignation. Any director of the Corporation may resign at any time by giving written notice to the President or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

         Section 11. Removal of Directors. Any director may be removed, either with or without cause, at any time, but such removal shall require the affirmative vote of the holders of a majority of all of the shares of the class of stock by whom he was elected, and the election of a director to fill the unexpired portion of the term of any director so removed shall require a vote of at least a majority of the outstanding shares of such class of stock of the Corporation.

         Section 12. Vacancies. Except as otherwise provided by statute or by these Bylaws, any vacancy in the Board of Directors caused by death, resignation, disqualification, or any other cause other than removal of stockholders, may be filled either by a majority vote of the remaining directors, though less than a quorum, or by the stockholders of the Corporation entitled to vote by class thereon at the next annual meeting or at any special meeting called for the purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in a number of directors may be filled by election of a majority vote of the then serving directors at any annual meeting or at a special meeting of the class of stockholders entitled to vote called for that purpose.

         Section 13. Compensation. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board. Nothing herein contained shall be construed so as to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

         Section 14. Directors' Committees. The Board of Directors may, by resolution adopted by a majority of the directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such a committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

                                   ARTICLE IV

                                    Officers

         Section 1. Number. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may be appointed by the Board of Directors. In addition, the Board of Directors may elect a Chairman. Any number of offices may be held by the same person.

         Section 2. Election and Term of Office. The officers shall be elected annually by the Board of Directors, and each shall hold office until the next annual election of officers and until his successor shall have been duly elected and qualified or until his death, or until he shall resign by written notice to the Corporation, or until he shall have been removed in the manner hereinafter provided. A vacancy in any office because of death, resignation, removal or for any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election or appointment to such office.

         Section 3. Removal. Any officer may be removed by the vote of a majority of the Board of Directors at a special meeting called for the purpose whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The purpose shall be stated in a notice or waiver of notice of such meeting unless all the directors of the Corporation shall be present thereat.

         Section 4. Chairman. The Chairman of the Board of Directors, if one is elected, shall preside at all meetings of the Board or Directors and shall have and perform such other duties as from time to time may be assigned to the Chairman by the Board of Directors.

         Section 5. President. The President shall have direct charge of the management of the business operations of the Corporation, subject to general control of the Board of Directors, and shall preside at all meetings of the Board of Directors and at all meetings of the stockholders. He shall execute bonds, mortgages, and other contracts requiring the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         Section 6. Vice Presidents. The Vice President (or, in the event that there is more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any delegation, then in the order of their election) shall perform such duties as from time to time may be assigned to him by the President or by the Board of Directors.

         Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

         Section 8. Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties, in such sum and with such surety or securities as the Board of Directors shall determine. The Treasurer shall keep and disburse the moneys of the Corporation, as directed by the Board of Directors; shall keep correct books of account; shall render to the President and to the Board of Directors at the regular meetings thereof, or whenever requested by them, reports of financial transactions by him and of the financial condition of the Corporation; and, in general, shall perform all duties incident to the office of Treasurer.

         Section 9. Other Officers. The Corporation may have such other officers and agents as may be deemed necessary by the Board of Directors, who shall be appointed in such manner, have such duties, and hold their offices for such terms as may be determined by resolution of the Board of Directors

         Section 10. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

                                   ARTICLE V

                             Contracts and Accounts

         Section 1. Contracts, Checks, Notes, Bank Accounts, etc. All contracts and agreements authorized by the Board or Directors, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money, shall be signed by the President, or such officer or officers or employee or employees as the Board of Directors may from time to time designate. The President, or any other officer or employee so authorized by the Board of

Directors, may enter into any contract or execute and deliver any contract or other instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances. Unless authorized so to do by these Bylaws or by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable pecuniary for any purpose or in any amount.

         Section 2. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation as the Board of Directors or the President shall direct, in such banks, trust companies or other depositories as the Board of Directors may select or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board of Directors.

For the purpose of deposit, and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money that are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

         Section 3. General and Special Bank Accounts. The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI

                                 Capital Stock

         Section 1. Certificates of Stock. Every stockholder shall be entitled to have a certificate signed by, or in the name of the Corporation by, the President and the Secretary of the Corporation, certifying the number of shares of stock of the Corporation owned by him. The certificate shall be sealed with the seal of the Corporation, or a facsimile thereof. No certificate shall be issued for any share until such share is fully paid. Each certificate representing shares shall state that the Corporation is organized under the laws of the State of Delaware, the name of the person to whom issued, and the par value of each share represented by such certificate or a statement that the shares are without par value. Such certificate shall be transferable on the stock books of the Corporation in person or by attorney, but, except as hereinafter provided in the case of loss, destruction or mutilation of certificates, no transfer of stock shall be entered until the previous certificate, if any, given for the same shall have been surrendered and canceled.

         Section 2. Closing of Transfer Books. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record for any determination of stockholders, such date in any case to be not more than sixty (60) days, and in case of a meeting of stockholders not less than ten (10) days, prior to the date upon which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to vote at a meeting thereof or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividends is adopted, as the case may be, shall be the record date for such determination of stockholders.

         Section 3. Lost, Destroyed or Mutilated Certificate. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates heretofore issued by the Corporation alleged to have been lost, destroyed or mutilated upon the making of an affidavit of that fact by the person claiming the certificates for shares to be lost or destroyed. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require, or to give the Corporation a bond in such sums as it may direct, as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                                  ARTICLE VII

                                   Dividends

         Section 1. Payment of Dividends. The Board of Directors may declare and the Corporation may pay dividends on its outstanding shares in cash, property, or its shares pursuant to law and subject to the provisions of its Certificate of Incorporation and Bylaws.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for preparing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE VIII

                                      Seal

         The Board of Directors may provide a corporate seal, which shall be in form of a circle and shall have inscribed thereon the name of the Corporation, the years of its organization and the state of incorporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE IX

                                  Fiscal Year

         The Fiscal year of the Corporation shall be as determined by the Board of Directors.

                                   ARTICLE X

                                   Amendments

         Subject to the reserved power of the stockholders to make, alter and repeal these Bylaws, these Bylaws, or any of them, may be altered, amended or repealed, or new Bylaws may be made, at any meeting of the Board of Directors, by vote of a majority of the Board of Directors, provided that the proposed action in respect thereof shall be stated in the notice or waiver of notice of such meeting or that all of the directors of the Corporation shall be present at such meeting.

                                   ARTICLE XI

                      Indemnity of Directors and Officers

         The Corporation shall indemnify its directors, officers, employees and agents and each of their respective heirs, executors and administrators, to the full extent permitted by the Delaware General Corporation Law, as amended.

         I HEREBY CERTIFY that the foregoing is a full, true and correct copy of the Bylaws of Penn Octane Corporation, a Delaware corporation, as in effect on the first day or February, 1995.

                       PENN OCTANE CORPORATION


This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Jerome B. Richter and Ian T. Bothwell as proxies, each with full power of substitution, and hereby authorizes them to vote all the shares of Common Stock of Penn Octane Corporation held of record by the undersigned on April [18], 1997 at the Annual Meeting of Stockholders to be held on May [12], 1997, or any adjournment thereof, as designated below and, in their discretion, on such other matters as may properly come before the Annual Meeting or any adjournment thereof.


The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.


1. ELECTION OF DIRECTORS
   FOR all nominees listed below / /   WITHHOLD Authority
                                       to vote for all nominees listed below / / to vote for individual nominee(s) indicated below / /


(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


Jerome B. Richter, Ian T. Bothwell, Jorge R. Bracamontes, John P. Holmes, Kenneth G. Oberman, Stewart J. Paperin and John H. Robinson


2. PROPOSAL TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF A NEW CLASS OF
   SENIOR PREFERRED STOCK


               / / FOR      / / AGAINST     / / ABSTAIN


3. PROPOSAL TO APPROVE AN AMENDMENT TO THE BY-LAWS TO ALLOW THE
   BOARD OF DIRECTORS TO AMEND THE BY-LAWS AND TO TAKE CERTAIN
   OTHER ACTION WITHOUT THE CONSENT OF THE SHAREHOLDERS


               / / FOR      / / AGAINST     / / ABSTAIN

--------------------------------------------------------------------------------

IMPORTANT:     This Proxy is continued on the reverse side.  Please mark, sign and date the reverse side and return promptly.


                                     (continued from other side)


4. PROPOSAL TO RATIFY THE APPOINTMENT OF BURTON MCCUMBER &
   PRICHARD, L.L.P. AS THE INDEPENDENT AUDITORS FOR PENN OCTANE
   CORPORATION.


               / / FOR      / / AGAINST     / / ABSTAIN


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING
   OR ANY ADJOURNMENT THEREOF.



This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" the election of all nominees for election as directors and "FOR" PROPOSALS 2, 3 AND 4.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or a partnership, please sign in corporate or partnership name by authorized person.


DATED:_________________, 1997         --------------------------------------
PLEASE VOTE, SIGN, DATE AND           Signature
RETURN THIS PROXY CARD USING
THE ENCLOSED ENVELOPE.                --------------------------------------
                                      Signature if held jointly